UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2005


                         TRI CITY BANKSHARES CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)


       Wisconsin                     0-9785                 39-1158740
----------------------------      -------------          ----------------
(State or other jurisdiction       (Commission           (IRS Employer
 of incorporation)                  File Number)         Identification No.)

   6400 South 27th Street
   Oak Creek, Wisconsin                                             53154
----------------------------------------                          --------
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (414) 761-1610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         The information in this report, including the exhibits attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this report, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 2.02  Results of Operations and Financial Condition.

         On July 27, 2005, Tri City Bankshares Corporation mailed information to its shareholders regarding operating results for the three and six months ended June 30, 2005. A copy of the information is attached as Exhibits 99.1 and 99.2.

Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

         Exhibit No.            Description

             99.1               Quarterly financial information

             99.2               Management comments


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 27, 2005                            TRI CITY BANKSHARES CORPORATION
      ---------------------------------

                                              By: /s/Thomas W. Vierthaler
                                                  ----------------------------
                                                  Thomas W. Vierthaler
                                                  Vice President & Comptroller
                                                  (Chief Accounting Officer)